Exhibit 99.1

February 19, 2015 Dennis Klaeser Chief Financial Officer

Franchise Overview Note: Assets and loans shown in billions. (1) Talmer Bancorp’s consolidated assets were $5.9 billion as of 12/31/2014. First of Huron Corp. had $230.4 million in assets as of 12/31/2014 excluding any specific merger adjustments relating to the acquisition. (2) NPLs to loans, excluding covered loans. 2 Talmer is Building a High-Performing Midwest Franchise through Organic Lending & Successful Acquisitions $6.1bn Midwestern bank holding company headquartered in Michigan(1) Grew from $70mm in 2009 as a result of private placements with sophisticated investors and a stream of disciplined acquisitions 4 FDIC, 2 strategic, and 2 bankruptcy transactions Experienced executive management team with over 290 years of combined industry experience and well-aligned interests stemming from large ownership share Instituted common dividend beginning in 2Q 2014 Cultivated a core franchise through organic growth and successful integrations 16.2% CAGR on TBV per share from 4/30/2010 through 4Q 2014 Executing on organic growth strategy and continued expansion of production efficiency Flexible balance sheet with 12.7% TCE / TA and 0.90% NPL(2) Majority of acquired loans were recently marked to fair value 8% of loans covered by FDIC loss sharing agreements Tangible Results Asset Growth Organic and Acquired Loans In-market Loan Portfolio ROAA $2.4bn $1.8bn

3 Experienced & Accomplished Executive Management Team Over 290 years of combined industry experience Experience overseeing commercial and consumer banking, mergers and acquisitions, systems integrations, technology, operations, credit and regulatory compliance matters for private and public banks The management team has successfully managed numerous merger & acquisition and capital transactions Officer Titel Age Years Exp. Talmer Tenure Prior Experience includes David Provost President, Chief Executive Officers. Director 61 33 7 Chairman & CEO of The PrivateBank - Michigan Gary Torgow Chairman of the Company & Board of Directors 58 35 5 Founder and Chairman of Stering Group Dennis Klaeser Chief Financial Officer 57 33 5 CFO of PrivateBancorp, Inc. Thomas Shafer Chief Operating Officer 56 32 5 Executive VP of Specialty Banking at Citizens Republic Bancorp Gary Colins Vice Chairman (Retail & Mortgage Banking) & Director 56 31 3 Founding MD and Vice Chairman of The PrivateBank - Chicago Bradley Adams Executive MD -Corporate Development 40 17 4 Director of Investor Relations for Fifth Third Bancorp Gregory Bixby Executive MD & Chief Information Officer 49 26 4 CIO for Capitol Bancorp Ltd. James Dunn Executive MD & Chief Legal Officer 55 33 7 Managing Director for The PrivateBank - Michigan Karl Grunawalt Executive MD & Chief Credit Officer 59 35 1 Senior Credit Executive for KeyCorp Kathleen Wendt Executive MD & Chief Accounting Officer 41 19 4 Senior VP for Comerica, Inc.

Core Franchise Driven by Disciplined & Strategic Decisions

TALMER BANCORP, INC.

Disciplined Actions & Strategic Decisions

Strategic Positioning

- Focus on major Midwest geographic markets
- Maintain core transaction account deposits
- Acquired franchises with deep roots in local communities (average acquired charter age of 75years)

Focused Investment

- Invested in infrastructure, including significant talent
- Approximately 2/3rds of Managing Directors are non-acquisition related hires or legacy Talmer
- "Just-in-Time" capital deployment

Tangible Results

Core Customer Franchise

- Well-positioned in local markets, which are benefiting from the economic recovery
- Generating consistent growth in the organic loan portfolio and core deposits
- Low cost, transaction account oriented, local customer base
- 22bps cost of deposits(3)

Scalable Infrastructure

- Streamlined redundant cost-structures and headcount
- New front-line executives and support teams have replaced acquired management teams
- Produced $1.36b in net non-acquisition loan growth in 2014; continued to invest in key new lending hires

Focus Market Overview

- Operates 78 branches primarily in 4 Midwestern states (1)
  - 46 in MI, 28 in OH, 2 in IN, 1 in IL, and 1 in NV
- Strategically focused in primary geographic areas:
  - Greater Detroit market with rank of #9 (2)
  - Youngstown-Warren market with a rank of #6 (2)

Regional Anecdotes

Michigan / Detroit –


MI

- Michigan recovering faster than most states
- Benefiting from unemployment falling from recession peak of 17% in 2009
- Detroit Bankruptcy – not a material impact on Talmer

Youngstown-Warren –


OH

Similar recovery with industrial-focused economy

Cleveland –


OH

Recovering economy benefiting from auto and energy industries

(1) Data as of December 31, 2014
(2) Source: SNL Financial; deposit market share data per FDIC as of 6/30/2014
(3) YTD 12/31/2014

TALMER

4

Consistent Tangible Book Value per Share Growth

TALMER BANCORP, INC.

	2010		2011			2013	2014	2015
	CF Bancorp	First Banking Center	Peoples State Bank	Community Central Bank	Lake Shore Wisconsin Corp	First Place Bank	Michigan Commerce	First of Huron Corp.
Date of Acquisition	4/30/2010	11/19/2010	2/11/2011	4/29/2011	12/15/2011	1/1/2013	1/1/2014	2/6/2015
Type of Acquisition	FDIC-Assisted	FDIC-Assisted	FDIC-Assisted	FDIC-Assisted	Strategic	363-Acquisition	363-Acquisition	Strategic
Deposits Acquired	$1.2bn	$475mm	$386mm	$302mm	-	$2.2bn	$858mm	$201mm (2)
Assets Acquired	$941mm	$684mm	$390mm	$402mm	$26mm	$2.6bn	$910mm	$170mm (2)
Branches Acquired	22	17	10	4	-	43	17	8
Bargain Purchase Gain	$52.7mm	$2.9mm	$12.7mm	$24.9mm	-	$71.7mm	$42.0mm	-
Gross Loan Mark	41.2% (1)	22.9% (1)	35.2% (1)	40.4% (1)	-	7.5% (1)	10.7% (1)	5.6% (1)(2)
Age of Charter	1937	1920	1909	1996	-	1922	1990	1894

Demonstrable Tangible Book Value per Share Growth Over Time with a 16.2% CAGR



CAGR = +16.2%
(Total)
CAGR = +9.4%
(Excl. BPGs)(3)
TBV per Share ($)
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$5.27
$5.27
$6.29
$0.90
$5.39
$7.06
$1.36
$5.70
$7.77
$0.91
$6.86
$9.12
$2.00
$7.12
$10.61
$2.60
$8.01
4/30/2010
2010Y
2011Y
2012Y
2013Y
2014Y
TBV per Share (Excluding BPG)
Adjustment for BPGs

(1) Loan mark is inclusive of the credit and interest rate mark. (2) First of Huron Corporation had $230.4 million in assets and $201.3 million in deposits as of 12/31/2014 excluding any specific merger adjustments relating to the acquisition. Gross Loan Mark is an estimate pending finalization of purchase accounting (3) $5.27 TBV per share at 4/30/2010 is after the first P/E investment and before the CF Bancorp BPG. The calculation of tangible book value per share includes pre-tax bargain purchase gains of $53.8 million for the year ended December 31, 2010, $39.4 million for the year ended December 31, 2011, $71.7 million for the year ended December 31, 2013 and $42.0 million for the year ended December 31, 2014.

TALMER BANCORP, INC. | 5

Total assets of $230 million as of December 31, 2014, including $170 million of net total loans(1) 8 branch locations and $201 million in deposits(1) The cash consideration of $13.4 million represents approximately 115% of First of Huron’s tangible book value as of December 31, 2014 Assuming 35% cost saves, Talmer expects the purchase price to reflect a multiple of approximately 4.5x annual run-rate earnings Estimated 5.6% net fair value mark on acquired loans ($5 million more than existing LLR) Talmer acquired and simultaneously retired $3.5 million of outstanding subordinated debentures of First of Huron Corporation and assumed its $5.2 million of trust preferred securities Talmer expects the acquisition to be immediately accretive to earnings per share exclusive of transaction and integration related expenses, and to yield a tangible book value earn back of less than 2.5 years Assets, net total loans and deposit amounts exclude any specific merger adjustments relating to the acquisition. Successful Acquisition of First of Huron Corp. 6

(1) Source: SNL Financial; Regulatory data used for Acquisition Targets. Demonstrated Ability to Reduce Cost of Deposits by Growing Core Funding Base 7 Deposit Costs(1) – Streamlining of Deposit Costs is Evident Over Time Deposit Mix Transformation Clear trend of decreased costs of deposits CF Bancorp First Banking Center Peoples State Bank Community Central Bank First Place Bank Cost of Deposits = 0.82% Total Deposits = $1.0bn 54% Non-Time Cost of Deposits = 0.24% Total Deposits = $4.5bn 72% Non-Time 2Q 2010 4Q 2014 Non int-bear. DDA 7% Int-bear. DDA 3% Non int-bear. DDA 19% Int-bear. DDA 15% Michigan Commerce Bank

(1) Data as of December 31, 2014. Sextupled Organic Loans Since 2011, with Focus on Mid-Market Commercial and Industrial Clients 8 Organic Loans – 99% CAGR Since 4Q 2011 Organic Loan Composition (1) Organic Loans Off-Setting Runoff in Acquired Portfolio - Inflection point reached in 2Q 2012 at which organic loans were growing faster than the acquired loans were running off Loan Composition by State (1)

Accretable yield(1) results from the purchase accounting applied to acquired loans Accretable yield includes both the expected coupon rate of the loan and the discount accretion The chart below provides a comparison of the actual NIM earned compared to the NIM that would have been earned if it reflected just the expected coupon rate and removes the negative accretion on the FDIC indemnification asset, the “Adjusted NIM” This difference is the excess accretable yield (“EAY”) EAY is earned over the life of the loan For example, in 4Q 2014 Talmer’s NIM would have decreased by 0.25% from 3.89% to 3.64% if the EAY was not included Strong NIM Even When Excluding Excess Accretable Yield 9 Excess Accretable Yield –63 bps for 2Q 2014 and 25 bps for 4Q 2014 The accretable yield represents the excess of the net present value of expected future cash flows over the acquisition date fair value and includes both the expected coupon of the loan and the discount accretion. The difference between the actual yield earned on total loans and the yield generated based on the expected coupon represents excess accretable yield. In addition, our net interest margin is adversely impacted by the negative yield on the FDIC indemnification asset. This negative yield on the FDIC indemnification asset partially offsets the benefits provided by the excess accretable yield discussed previously. Adjusted NIM is equal to the sum of the excess accretable yield and the negative yield on the FDIC indemnification asset.

10 Effectiveness in Building Recurring Earnings Streams During periods without bargain purchase gains, Talmer experienced an average ROA of 1.09% Earnings performance has been driven by: Maintaining and developing the core customer base Investing in infrastructure, creating efficiencies Building organic loan growth capacity to pace acquired loan run-off Importantly, Talmer has maintained a low cost of deposits Total deposits costs were just 0.24% for 4Q 2014 Profitability Over Time for Talmer (ROAA) 13.88 Average ROA of 1.09% in periods without BPGs (denoted by blue bars) CF Bancorp First Banking Center Peoples State Bank Community Central Bank First Place Bank 5.06 Michigan Commerce Bank Denotes period with an acquisition

Talmer has met its initial goal of improving our core efficiency ratio to below 70% by the end of 2014 and has an additional goal of improving to 65% by mid 2015 Continuing improvement driven by: Quality organic loan growth from existing under capacity lending staff Continuing to realize synergies from recent acquisitions Integration and charter consolidation of Talmer West Bank Headcount reductions Company wide focus on operating leverage The efficiency ratio is a measure of a financial institutions total non-interest expense as a percentage of the sum of net interest income (pre-provision for credit losses) and noninterest income. Adjusted efficiency excludes changes in valuation of MSR’s, FDIC loss sharing income, bargain purchase gains, gain on sale of branches, and transaction and integration related costs. Non GAAP financial measure, see Appendix. Focus on Efficiency 11 (2)

 Our uncovered allowance for loan losses was $33.8 million, or 0.87% of uncovered loans, at 12/31/2014, compared to $10.9 million, or 1.81%, of uncovered loans at 12/31/2012. The decline in the ALLL / Uncovered Loans at 12/31/2014, compared to 12/31/2012, was due to the addition of loans we acquired in our acquisitions of First Place Bank and Talmer West Bank which were recorded at their estimated fair value, including a credit mark of the acquired loans at the acquisition date, and which did not include a separate allowance for loan losses. The credit marks at acquisition were 6.4% for First Place Bank and 9.1% for Talmer West Bank. 12 Asset Quality Loss share agreements with the FDIC cover approximately 80% of potential losses on covered loans Approx. 8% of portfolio is covered by FDIC loss share at 4Q 2014 All acquired loans were marked to fair market value at the date of acquisition At 4Q 2013, NPLs (excl. covered loans) was 0.98%, ALLL to total loans was 1.93%, and ALLL to uncovered loans was 0.72% At 4Q 2014, NPLs (excl. covered loans) was 0.90%, ALLL to total loans was 1.30%, and ALLL to uncovered loans was 0.87% Commentary & Perspectives Nonperforming Asset Trends Reserve Levels (1)

Strong Capital Ratios 13 Capital Levels & Targets Target Leverage Ratio Actual &. Excess Capital as of December Amount 31, 2014 Ratio As-Adjusted (Dollars in Thousands) Ratio Amount Tanaible Common Equity/Tanaible Assets Talmer Bancorp. Inc. (Consolidated);1 S 713,638 12.7% Tier 1 Leverage Ratio Talmer Bancorp. Inc. (Consolidated; 666,035 11.6% 8.5% $ 176,126 Talmer Bank and Trust 579,604 11.6% Talmer West Bank :2: 95,656 12.4% Tier 1 Capital to Risk-Weighted Assets Talmer Bancorp. Inc. (Consolidated) 666,035 15.2% Talmer Bank and Trust 579,604 15.0% Talmer West Bank 2 95,656 18.4% Total Capital to Risk-Weighted Assets Talmer Bancorp. Inc. (Consolidated) 720,552 16.4% Talmer Bank and Trus 1 627,351 16.3% Talmer West Bank :2: 101,926 19.6% (1) Non GAAP financial measure; see Appendix; (2) Notwithstanding its capital levels, Talmer West Bank will not be categorized as well capitalized while it is subject to the Consent Order. As prescribed in the Consent Order, the Tier 1 Capital ratio should be at least 9.0% and the Total Risk Based Ratio should be at least 12.0%.

Earnings Focus 14 Talmer’s focus is on realizing significant operating synergies associated with the acquisitions of First Place Bank and Talmer West Bank Consolidation of back office processes and personnel Wind-down of third-party expenses associated with regulatory compliance and systems enhancements Elimination of “troubled bank” expenses, including excess FDIC insurance expense Continuing footprint rationalization including branch consolidations and evaluation of potential divestitures Improved efficiency ratio run rate Goal of building a sustainable 1%+ core ROA by growing upon our foundation and infrastructure With interest rates potentially at an inflection point, Talmer currently maintains excess liquidity (funded by an attractive core deposit base) to leverage into a rising rate environment Non-time deposits represent approx. 72% of deposits Deployment of excess cash liquidity into assets that yield at least a level of the current securities portfolio Organic loan growth trends remain strong FDIC-assisted acquisition loan portfolio attrition has slowed considerably in recent periods First Place Bank loan portfolio is comprised of more core relationships and is characterized by longer maturities with less prepayment risk than previous acquisitions Continuing to build upon our demonstrated organic commercial loan growth capabilities and recent levels of loan growth achieved Balance sheet, operating focus and income statement diversity provides flexibility to respond to an uncertain / changing interest rate environment Stable rate environment: organic earning asset growth. Minimum 10% leverage capital requirements expired on April 29, 2014 providing capacity for greater common equity leverage through organic growth and acquisitions Rising rate environment: organic earning asset growth, servicing exposure and increasing value of core deposit funding Near term Focus Excess Liquidity to Leverage Organic Loan Growth Balance Sheet Flexibility

 Certain statements contained in this presentation are “forward-looking statements” within the meaning of the federal securities laws. The words “may,” “will,” “anticipate,” “should,” “would,” “believe,” "expect,” “estimate,” “continue,” “goal,” and “intend,” as well as other similar words and expressions of the future, are intended to identify forward-looking statements. Examples of forward-looking statements, include, among others, statements related to our future expectations, including statements about our ability to maintain core deposits, economic recovery in our markets, our goal of building a sustainable 1%+core ROA, improvements in our core efficiency ratios and our plans to achieve these ratios, statements regarding acquisition opportunities (including failed bank, conventional and branch acquisitions), statements regarding our recent acquisition of First of Huron Corp., including our expectation that the acquisition will be immediately accretive to earnings, its anticipated yield on tangible book value, our expectation that the purchase price reflects a specified multiple of annual run-rate earnings, our assumed cost savings and fair value marks in the transaction, statements regarding the timing of our system conversion of Talmer West Bank, statements regarding financial projections, the assumptions related to such projections, and statements regarding our asset growth, earnings focus and our strategic plan. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to risks, uncertainties and other factors, such as a downturn in the economy, unanticipated losses related to the integration of, and accounting for, our acquisition transactions, access to funding sources, greater than expected noninterest expenses, volatile credit and financial markets both domestic and foreign, potential deterioration in real estate values, regulatory changes, excessive loan losses, and, with respect to our recent acquisition of First of Huron Corp., the reaction to the acquisition of each bank's customers, employees and counterparties or difficulties related to the transition of services, as well as additional risks and uncertainties contained in the “Risk Factors” and the forward-looking statement disclosure contained in our Annual Report on Form 10-K for the most recently ended fiscal year, any of which could cause actual results to differ materially from future results expressed or implied by those forward-looking statements. All forward-looking statements speak only as of the date on which such statement is made. We undertake no obligation to update or revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise. Cautionary Note Regarding Forward-Looking Statements 15

16 Appendix: Non-GAAP Reconciliation For the years ended Decem ber 31, (Dollars in thousands, except per shara data) 2010 2011 2012 2013 2014 Total Shareholders' Equity $ 250,935 $ 321,326 $ 520,743 $ 617,015 $ 761,607 Less: Core Deposit Intangibles 5,827 7,309 6,071 13,205 13,035 Tangible Shareholders' Equity $ 245,108 $ 314,017 $ 514,672 $ 603,810 $ 748,572 Shares Outstanding (000) 38,956 44,469 66,229 66,234 70,532 Tangible Book Value per Share $ 6,29 $ 7,06 $ 7,77 $ 9,12 $ 10,61 Average Assets $ 982,233 32,093,989 $2,215,501 34,725,785 $5,642,704 Average Equity 173,916 279,817 351,909 603,657 728,693 Average Core Deposit Intangibles 3,075 7,488 6,672 14,524 15,055 Tangible Average Equity to Tangible Average Assets 17.45% 13.05% 15.63% 12.50% 12.68%

17 Appendix: Non-GAAP Reconciliation Dada's in thousand 10 '13 20'13 30'13 40'13 10 14 20 14 30 14 4014 Net interest income $ 40,657 $ 44,055 $ 44,001 $ 39,284 $ 48,205 $ 52,378 $ 52,217 $ 51,463 Noninterest income 103,591 36,006 17,984 23,557 57,740 13,951 29,974 15,834 Total revenue 144248 80,061 61,985 62,841 105,945 66,329 82,191 67,297 Less: (Expense)/benefit due to change in the fair value of loan servicing rights 507 6,477 1,587 5,647 (2,205) (4,200) (176) (3,656) FDIC loss sharing income 130 (2,343) (4,846) (3,167) (113) (3,434) (2,420) (244) Net gains on sales of branches - - - - - 14,410 Bargin purchase gain 71,702 - - - 41,977 - - - Total core revenue $ 71,909 $ 75,927 $ 65,244 $ 60,361 5 66,286 $ 73,963 $ 70,377 $ 71,197 Total noninterest expense 84,583 59,849 53,373 53,009 65,448 54,071 51,263 48,098 Less: Transaction and integration related costs 29 335 474 171 819 11,015 837 1,428 329 Total core noninterest expense 55,198 59,375 53,202 52,190 54,433 53 234 49,835 47,769 Core efficiency ratio 76.8% 78.2% 81.5% 86.5% 82.1% 72.0% 70.8% 67.1%